EXHIBIT 10.1

                             ADOPTION AGREEMENT #005
               NONSTANDARDIZED CODE SS.401(K) PROFIT SHARING PLAN

          The undersigned, Executive Telecard LTD. ("Employer"), by executing this Adoption Agreement elects to become a participating Employer in the Milliman & Robertson, Inc. Defined Contribution Prototype Plan (basic plan document #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

                                    ARTICLE I
                                   DEFINITIONS

          1.02  TRUSTEE.  The Trustee  executing  this  Adoption  Agreement  is:
(Choose (a) or (b))

[ X ](a) A discretionary Trustee. See Section 10.03[A] of the Plan.

[   ](b) A  nondiscretionary  Trustee.  See Section 10.03[B] of the Plan. [Note:
         The   Employer  may not elect  Option (b) if a Custodian  executes  the
         Adoption Agreement.]

          1.03 PLAN. The name of the Plan as adopted by the Employer is Executive Telecard LTD. 401(k) Profit Sharing Plan & Trust.

          1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (Choose (a) or at least one of (b) through (g))

[   ](a) No exclusions.

[ X ](b) Collective   bargaining  employees  (as defined in Section  1.07 of the
         Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

[   ](c) Nonresident  aliens who do not receive any earned income (as defined in
         Code   ss.911(d)(2))  from the Employer which constitutes United States source income (as defined in Code ss.861(a)(3)).

[   ](d) Commission Salesmen.

[   ](e) Any Employee compensated on a salaried basis.

[   ](f) Any Employee compensated on an hourly basis.

[   ](g) Seasonal Piece Workers

LEASED EMPLOYEES. Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (Choose (h) or (i))

[ X ](h) Not eligible to participate in the Plan.

[   ](i) Eligible  to participate in the Plan,  unless  excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to


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participate   in  this  Plan,   unless   excluded  by  reason  of  an  exclusion
classification  elected under this Adoption Agreement Section 1.07. In addition:
(Choose (j) or (k))

[ X ] (j) No other related group member's Employees are eligible to participate in the Plan.

[   ] (k) The following  nonparticipating  related group member's  Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement
          Section 1.07: ________________
 .

          1.12 COMPENSATION.

TREATMENT OF ELECTIVE CONTRIBUTIONS. (Choose (a) or (b))

[ X ] (a) "Compensation" includes elective contributions made by the Employer on the Employee's behalf.

[   ] (b) "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (Choose (c) or at least one of (d) through (j))

[   ] (c) No modifications other than as elected under Options (a) or (b).

[   ] (d) The Plan excludes Compensation in excess of $_____________.

[ X ] (e) In lieu of the definition in Section 1.12 of the Plan, Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[   ] (f) The Plan excludes bonuses.

[   ] (g) The Plan excludes overtime.

[   ] (h) The Plan excludes Commissions.

[   ] (i) Compensation will not include Compensation from a related employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

[   ] (j) (Specify)

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is  ineffective  for such  Plan Year with  respect  to any  Nonhighly
Compensated   Employee.

SPECIAL DEFINITION FOR MATCHING CONTRIBUTIONS. "Compensation" for purposes of any matching contribution formula under Article III means: (Choose (k) or (l) only if applicable)

[ X ] (k)  Compensation  as defined in this  Adoption  Agreement  Section  1.12.

[   ] (l) (Specify) _________________.

SPECIAL DEFINITION FOR SALARY REDUCTION CONTRIBUTIONS. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (Choose (m) or at least one of (n) or (o), if applicable)

[   ] (m) No exceptions.

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[   ] (n) If  the  Employee  makes  elective   contributions   to  another  plan
          maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period: (Choose (1) or (2))

         [ ] (1) After the reduction for such period of elective contributions to the other plan(s).

         [ ] (2) Prior  to  the   reduction  for  such  period  of  elective
                 contributions to the other plan(s).

[ X ] (o) (Specify) Same exclusions specified in 1.12 above.

          1.17 PLAN YEAR/LIMITATION YEAR.

PLAN YEAR. Plan Year means: (Choose (a) or (b))

[ X ] (a) The 12 consecutive month period ending every December 31.

[   ] (b) Other _____________________________.

LIMITATION YEAR. The Limitation Year is: (Choose (c) or (d))

[ X ] (c) The Plan Year.

[   ] (d) The 12 consecutive month period ending every ___________________.

          1.18 EFFECTIVE DATE.

NEW PLAN. The "Effective Date" of the Plan is ___________________.

RESTATED PLAN. The restated Effective Date is April 1, 1998, original effective date January 1, 1996.

          1.27 HOUR OF SERVICE.  The  crediting  method for Hours of Service is:
     (Choose (a) or (b))

[ X ] (a) The actual method.

[   ] (b) The ____________________________________ equivalency method, except:

          [ ] (1) No exceptions.

          [ ] (2) The actual method applies for purposes of: (Choose at least one)

          [ ] (i) Participation under Article II.

          [ ] (ii) Vesting under Article V.

          [ ] (iii) Accrual of benefits under Section 3.06.

[Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

          1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s): N/A


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[   ] (a) For purposes of participation under Article II.

[   ] (b) For purposes of vesting under Article V.

[   ] (c) Except the following Service: ________________.

[Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

          1.31 LEASED  EMPLOYEES.  If a Leased  Employee is a Participant in the
     Plan  and  also   participates   in  a  plan   maintained  by  the  leasing
     organization:  (Choose (a) or (b)) N/A

[   ] (a) The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

[   ] (b) The Advisory  Committee will reduce a Leased Employee's  allocation of
          Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

          [ ] (1) Must be a money purchase plan which would satisfy the definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

          [ ] (2) Must satisfy the features and, if a defined benefit plan, the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

          2.01 ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose (a) or (b) or both; (c) is optional as an additional election)

[ X ] (a) Attainment of age 21 (specify age, not exceeding 21).

[ X ] (b) Service requirement. (Choose one of (1) through (3))

          [ ] (1) One Year of Service.

          [ X ] (2) 3 months (not exceeding 12) following the Employee's Employment Commencement Date.

          [ ] (3) One Hour of Service.

[ X ] (c) Special requirements for non-401(k) portion of plan. (Make elections under (1) and under (2))

          (1) The  requirements  of this Option (c) apply to  participation  in:
          (Choose at least one of (i) through (iii))

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          [X]  (i) The  allocation  of Employer  nonelective  contributions  and
               Participant forfeitures.

          [X]  (ii)The  allocation  of  Employer  matching   contributions
               (including forfeitures allocated as matching contributions).

          [X]  (iii)The    allocation   of   Employer   qualified    nonelective
               contributions.

          (2) For participation in the allocations described in (1), the eligibility conditions are: (Choose at least one of (i) through (iv))

          [X] (i) One (one or two) Year(s) of Service, without an intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

          [ ] (ii) months (not exceeding 24) following the Employee's Employment Commencement Date.

          [ ] (iii) One Hour of Service.


          [ ] (iv) Attainment of age (Specify age, not exceeding 21).

PLAN ENTRY DATE.  "Plan Entry Date" means the Effective  Date and:  (Choose (d),
(e) or (f))

[   ] (d) Semi-annual  Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[   ] (e) The first day of the Plan Year.

[ X ] (f) (Specify entry dates) The first day of each Calendar  Quarter (January
          1, April 1, July 1, and October 1).

TIME OF PARTICIPATION. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (g), (h) or (i))

[ X ] (g) immediately following

[   ] (h) immediately  preceding

[   ] (i) nearest

the date the Employee completes the eligibility  conditions described in Options
(a) and (b) (or in  Option  (c)(2) if  applicable)  of this  Adoption  Agreement
Section 2.01.  [Note:  The Employer must coordinate the selection of (g), (h) or
(i) with the "Plan Entry Date" selection in (d), (e) or (f). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code ss.410(a); or (2) 6 months after the date the Employee completes those requirements.]

DUAL  ELIGIBILITY.  The  eligibility  conditions  of this Section 2.01 apply to:
(Choose (j) or (k))

[ X ] (j) All Employees of the Employer, except: (Choose (1) or (2))

          [ X ] (1) No exceptions.

          [ ] (2) Employees who are Participants in the Plan as of the Effective Date.

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[   ] (k) Solely to an Employee employed by the Employer after . If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (Choose (1), (2) or (3))


          [  ] (1) On  the  latest  of  the  Effective  Date,  his  Employment
               Commencement Date or the date he attains age (not to exceed 21).

          [ ] (2) Under the eligibility conditions in effect under the Plan prior to the restated Effective Date. If the restated Plan required more than one Year of Service to participate, the eligibility condition under this Option (2) for participation in the Code ss.401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [For restated plans only]

[   ] (3) (Specify) ___________________________________________.

          2.02 YEAR OF SERVICE-PARTICIPATION.

HOURS OF SERVICE. An Employee must complete: (Choose (a) or (b))

[ X ] (a) 1,000 Hours of Service

[   ] (b) Hours of Service

during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1,000.]

ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (c) or (d))

[   ] (c) The 12 consecutive  month period beginning with each anniversary of an
          Employee's Employment Commencement Date.

[ X ] (d) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

          2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))

[ X ] (a) Does not apply to the Employer's Plan.

[   ] (b) Applies to the Employer's Plan.

          2.06 ELECTION NOT TO PARTICIPATE. The Plan: (Choose (a) or (b))

          [X] (a) Does not permit an eligible Employee or a Participant to elect not to participate.

          [ ] (b) Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: (Complete (1), (2), (3) and (4))

               (1) An election is effective for a Plan Year if filed no later than .

               (2) An election not to participate must be effective for at least all Plan Year(s).

               (3)  Following a  re-election  to  participate,  the  Employee or
               Participant:

          [ ] (i) May not again elect not to participate for any subsequent Plan
              Year.


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          [ ] (ii) May again elect not to participate, but not earlier than the
              Plan Year following the Plan Year in which the re-election first was effective.

          (4) (Specify)
          [Insert "N/A" if no other rules apply].

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

          3.01 AMOUNT.

PART I. [OPTIONS (A) THROUGH (G)] AMOUNT OF EMPLOYER'S CONTRIBUTION. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (Choose any combination of (a), (b), (c) and (d), or choose (e))

[ X ] (a) DEFERRAL  CONTRIBUTIONS (CODE SS.401(K)  ARRANGEMENT).  (Choose (1) or
          (2) or both)

         [X] (1) Salary  reduction   arrangement.  The  Employer must contribute
                 the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

         [ ] (2) Cash  or  deferred  arrangement.  The  Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[ X ] (b) MATCHING CONTRIBUTIONS. The Employer will make matching contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[ X ] (c) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS. The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[ X ] (d) NONELECTIVE CONTRIBUTIONS. (Choose any combination of (1) through (4))

          [X] (1)  Discretionary    contribution.   The  amount  (or  additional
                   amount) the Employer may from time to time deem advisable.

          [ ] (2) The amount (or additional amount) the Employer may from time to time deem advisable, separately determined for each of the following classifications of Participants: (Choose (i) or (ii))

                           [ ] (i)  Nonhighly  Compensated  Employees and Highly
                           Compensated    Employees.


                           [ ] (ii) (Specify classifications) .

                    Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

                    [ ] (3) % of the Compensation of all Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. [Note: The percentage selected may not exceed 15%.]

                    [ ]  (4)  %  of   Net    Profits    but    not   more   than
                          $___________________.


[   ] (e) FROZEN PLAN. This Plan is a frozen Plan  effective______________.  The
          Employer will not contribute to the Plan with respect to any period following the stated date.

NET PROFITS. The Employer: (Choose (f) or (g))

[ X ] (f) Need not have Net Profits to make its annual contribution under this Plan.

[   ] (g) Must have current or accumulated Net Profits exceeding  $_____________
          to make the following contributions: (Choose at least one)

          [ ] (1) Cash or deferred contributions described in Option (a)(2).

          [ ] (2) Matching contributions  described in Option (b), except: .

          [ ] (3) Qualified nonelective  contributions  described in Option
                  (c).

          [ ] (4) Nonelective contributions described in Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes___________________________.
[Note: Enter "N/A" if no exclusions apply.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

PART II. [OPTIONS (H) THROUGH (J)] MATCHING CONTRIBUTION FORMULA. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).]

[ X ] (h) AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and (5))

          [  ] (1)  An   amount   equal   to % of  each  Participant's  eligible
                    contributions for the Plan Year.


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          [  ] (2)  An amount equal  to_______________  % of each  Participant's first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan Year:___________________.

          [ X ](3) Discretionary formula.

               [X] (i)  An amount (or  additional  amount)  equal to a matching
                        percentage   the  Employer  from  time to time  may deem
                        advisable of the Participant's eligible contributions for the Plan Year.

               [ ] (ii) An  amount (or  additional  amount)  equal to a matching percentage the Employer from time to time may deem advisable of each tier of the Participant's eligible contributions for the Plan Year.

          [  ] (4)  An  amount  equal  to  the  following   percentage  of  each
                    Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

           Number of Years of Service                    Matching Percentage
           --------------------------                  ----------------------
                    ________                                 _________.
                    ________                                 _________.
                    ________                                 _________.
                    ________                                 _________.

          The Advisory Committee will apply this formula by determining Years of Service as follows: .

[ X ] (5) A Participant's matching contributions may not: (Choose (i) or (ii))

               [X] (i) Exceed an amount  determined  by the employer each Plan
                       Year.

               [ ] (ii) Be less than .

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code ss.401(a)(26).]


[ X ] (i) DEFINITION OF ELIGIBLE  CONTRIBUTIONS.  Subject to the requirements of
          Option (j), the term "eligible contributions" means: (Choose any combination of (1) through (3))

          [X] (1) Salary reduction contributions.

          [ ] (2) Cash  or  deferred  contributions  (including  any part of the
                  Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).

          [ ] (3) Participant   mandatory   contributions,   as   designated  in
                  Adoption   Agreement   Section 4.01.  See Section 14.04 of the
                  Plan.

[ X ] (j) AMOUNT OF ELIGIBLE CONTRIBUTIONS TAKEN INTO ACCOUNT. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply: (Choose any combination of (1) through (4))

          [ ] (1) The Advisory Committee will take into account all eligible contributions credited for the Plan Year.

          [X] (2) The Advisory Committee will disregard eligible contributions exceeding 15% of compensation.

          [ ] (3) The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding:____________.


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          The subsequent tiers of eligible contributions are:______________.

          [ ] (4) (Specify)_________________.

PART III. [OPTIONS (K) AND (L)]. SPECIAL RULES FOR CODE SS.401(K) ARRANGEMENT. (Choose (k) or (l), or both, as applicable)

[ X ] (k) SALARY REDUCTION AGREEMENTS. The following rules and restrictions apply to an Employee's salary reduction agreement: (Make a selection under (1), (2), (3) and (4))

          (1)  Limitation   on   amount.   The   Employee's   salary   reduction
               contributions: (Choose (i) or at least one of (ii) or (iii))

               [X] (i) No maximum limitation other than as provided in the Plan.

               [ ] (ii) May not exceed 18% of Compensation for the Plan Year, subject to the annual additions limitation described in Part 2 of
               Article III and the 402(g) limitation described in Section 14.07 of the Plan.

               [ ] (iii) Based on percentages of Compensation must equal at least 2.

          (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (Choose (i), (ii), (iii) or (iv))

               [ ] (i) Once during any Plan Year but not later than of the Plan Year.

               [ ] (ii) As of any Plan Entry Date.

               [ ] (iii) As of the first day of any month.

[ X ] (iv) (Specify, but must be at least once per Plan Year) Anytime.

          (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date: (Choose
               (i), (ii), (iii) or (iv))

               [ ] (i) No earlier than the first day of the next Plan Year.

               [X] (ii) As of any subsequent Plan Entry Date.

               [ ] (iii) As of the  first  day of any  month  subsequent  to the month in which he revoked an Agreement.

               [ ] (iv)  (Specify,  but  must be at least  once  per  Plan  Year following the Plan Year of revocation) .

          (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (Choose
               (i), (ii), (iii) or (iv))

               [ ] (i) As of the beginning of each payroll period.

               [ ] (ii) As of the first day of each month.

               [X] (iii) As of any Plan Entry Date.

               [X] (iv) (Specify,  but must permit an increase or a decrease at least once per Plan Year) In addition, a participant may elect to defer additional amounts from bonuses.

[ X ] (l) CASH OR  DEFERRED  CONTRIBUTIONS.  For each  Plan  Year for  which the
          Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (Choose (1) or (2))

          [X] (1) All or any portion.

          [ ] (2) _______________________%.

          3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

PART I. [OPTIONS (A) THROUGH (D)]. SPECIAL ACCOUNTING ELECTIONS. (Choose whichever elections are applicable to the Employer's Plan)

[ X ](a) MATCHING CONTRIBUTIONS ACCOUNT. The Advisory Committee will allocate matching contributions to a Participant's: (Choose (1) or (2); (3) is available only in addition to (1))

          [X] (1) Regular Matching Contributions Account.

          [ ] (2) Qualified Matching Contributions Account.

          [ ] (3) Except,     matching     contributions    under    Option(s)
                  ___________________ of Adoption Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

[   ] (b) SPECIAL  ALLOCATION DATES  FOR  SALARY  REDUCTION  CONTRIBUTIONS.  The
          Advisory Committee will

          allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates: N/A _____________.

[   ] (c) SPECIAL  ALLOCATION  DATES FOR  MATCHING  CONTRIBUTIONS.  The Advisory
          Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates: N/A _______.

[ X ] (d) DESIGNATED   QUALIFIED   NONELECTIVE   CONTRIBUTIONS   -DEFINITION  OF
          PARTICIPANT. For purposes of allocating the designated qualified nonelective contribution, "Participant" means: (Choose (1), (2) or (3)) N/A

          [ ] (1) All Participants.

          [X] (2) Participants who are Nonhighly Compensated Employees for the
              Plan Year.

          [ ] (3) (Specify)____________.

PART II. METHOD OF ALLOCATION - NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective con tributions) to the Employer Contributions
Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (Choose an allocation method under (e), (f), (g) or (h); (i) is mandatory if the Employer elects (f), (g) or (h); (j) is optional in addition to any other election.)

[ X ] (e) NONINTEGRATED ALLOCATION FORMULA. (Choose (1) or (2))

          [X] (1)   The  Advisory  Committee  will  allocate  the annual  Profit
                    Sharing Contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. Any other non-elective contribution shall be allocated using the formulas stated in Schedule A.

          [ ](2) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For
                    purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of
                    Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

[   ] (f) TWO-TIERED INTEGRATED  ALLOCATION FORMULA - MAXIMUM DISPARITY.  First,
          the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).

     The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[  ]  (g) THREE-TIERED   INTEGRATED  ALLOCATION  FORMULA.  First,  the  Advisory
          Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year: (Choose
          (1) or (2))

          [ ] (1) No other Participant.

          [ ] (2) Any  other  Participant  entitled   to  a  top  heavy  minimum
                  allocation under Section 3.04(B), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.

          As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

          Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[   ] (h) FOUR-TIERED   INTEGRATED  ALLOCATION  FORMULA.   First,  the  Advisory
          Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
          3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

          As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

          As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year.

          The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

          The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

          [ ]  (i)  EXCESS COMPENSATION. For purposes of Option (f), (g) or (h),
                    "Excess Compensation" means Compensation in excess of the following Integration Level: (Choose (1) or (2))

               [  ](1) 100%  (not  exceeding  100%) of the taxable wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year:
                       (Choose  any  combination  of (i)  and   (ii)  or  choose
                       (iii))

                    [ ] (i)  Rounded  to (but not  exceeding  the  taxable  wage base).

                    [ ] (ii) But not greater than $ .

                    [ ] (iii) Without any further adjustment or limitation.

               [ ] (2)  $_____________________  [Note: Not exceeding the taxable
                        wage   base for the Plan  Year in  which  this  Adoption
                        Agreement first is effective.]

MAXIMUM DISPARITY TABLE. For purposes of Options (f), (g) and (h), the applicable percentage is:

           Integration Level (as                   Applicable Percentages for      Applicable Percentages
      percentage of taxable wage base)              Option (f) or Option (g)           for Option (h)
     ---------------------------------            ---------------------------      ---------------------

100%                                                       5.7%                             2.7%
More than 80% but less than 100%                             5.4%                              2.4%
More than 20% (but not less than $10,001)
and not more than 80%                                        4.3%                              1.3%
20% (or $10,000, if greater) or less                         5.7%                              2.7%

[   ] (j) ALLOCATION  OFFSET. The Advisory Committee will reduce a Participant's allocation otherwise made under Part II of this Section 3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer:_______________________.

          The Advisory  Committee  will  determine  this  allocation  reduction:
          (Choose (1) or (2))

          [ ] (1) By treating the term "nonelective contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option
                   (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

          [ ] (2) In accordance with the formula provided in an addendum to this Adoption Agreement, numbered 3.04(j).

TOP HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (Choose (k) or (l))

[ X ] (k) The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[   ] (l) The Employer will satisfy the top heavy minimum  allocation  under the following plan(s) it maintains:________________. However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See
          Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code ss.416.

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))


 [ ] (m) Without regard to
which contributing related group member employs the Participant.

 [ X ] (n) Only
to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

      3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (Choose (a) or (b); (c) and (d) are optional in addition to (a) or (b))

[ X ] (a) As an Employer nonelective contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.

[   ] (b) To  reduce  the  Employer   matching   contributions  and  nonelective
          contributions for the Plan Year: (Choose (1) or (2))

          [ ] (1) in which the forfeiture occurs.

          [ ] (2) immediately following the Plan Year in which the forfeiture occurs.

[ X ] (c) To the extent attributable to matching contributions: (Choose (1), (2)
          or (3))

          [ ] (1) In the manner elected under Options (a) or (b).

          [ X ] (2) First to reduce Employer matching contributions for the Plan
          Year: (Choose (i) or (ii))

               [ ] (i) in which the forfeiture occurs,

               [X] (ii)  immediately  following  the Plan  Year in  which  the forfeiture occurs, then as elected in Options (a) or (b).

          [ ] (3) As a discretionary matching contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

[   ] (d) First to reduce  the  Plan's  ordinary  and  necessary  administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses: (Choose (1) or (2))

          [ ] (1) relate proportionately to forfeitures described in Option (c) and to forfeitures described in Options (a) or (b).

          [ ] (2) relate first to forfeitures described in Option _________.

ALLOCATION OF FORFEITED EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (Choose (e), (f) or (g))

[ X ] (e) To reduce Employer matching  contributions for the Plan Year:  (Choose
          (1) or (2))

          [ ] (1) in which the forfeiture occurs.

          [X] (2) immediately following the Plan Year in which the forfeiture occurs.

[   ] (f) As Employer  discretionary matching contributions for the Plan Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

[   ] (g) In accordance with Options (a) through (d), whichever applies,  except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

          3.06 ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (Choose (a) or (b))

[   ] (a) The Employee's Compensation for the entire Plan Year.

[ X ] (b) The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL  REQUIREMENTS.  Subject to the  suspension  of accrual  requirements  of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose (c) or at least one of (d) through (f))

[   ] (c) SAFE HARBOR RULE.  If the  Participant  is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[ X ] (d) HOURS  OF  SERVICE  CONDITION.   The  Participant  must  complete  the
          following  minimum  number of Hours of  Service  during the Plan Year:
          (Choose at least one of (1) through (5))

          [X] (1) 1,000 Hours of Service.

          [ ] (2) (Specify,  but the number of Hours of Service  may not exceed
                  1,000) .

          [X] (3) No  Hour  of Service requirement if the Participant terminates
                  employment   during  the Plan Year on account of: (Choose (i),
                  (ii) or (iii))

              [X] (i) Death.

              [X] (ii) Disability.

              [X] (iii) Attainment of Normal Retirement Age in the current Plan
                   Year or in a prior Plan Year.

          [ ] (4) _______________ Hours of Service (not exceeding 1,000) if the Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

          [X] (5)   No Hour of  Service  requirement  for an  allocation  of the
                    following     contributions:     deferred     contributions.

[   ] (e) EMPLOYMENT CONDITION. The Participant must be employed by the Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (Choose (1) or at least one of (2) through (5))

          [ ] (1) No exceptions.

          [ ] (2) Termination of employment because of death.

          [ ] (3) Termination of employment because of disability.

          [ ] (4) Termination  of  employment  following  attainment  of Normal
                  Retirement Age.

          [ ] (5) No  employment  condition  for  the  following  contributions:
                  deferred contributions and matching contributions.

[   ] (f) Non-elective  contributions  will be allocated on June 30 and December
          31 of each Plan Year. To receive an allocation, a participant must be employed on the allocation date corresponding with the date the nonelective contribution is being allocated (i.e. June 30 or December
          31).

SUSPENSION OF ACCRUAL  REQUIREMENTS.  The suspension of accrual  requirements of
Section 3.06(E) of the Plan: (Choose (g), (h) or (i))

[ X ] (g) Applies to the Employer's Plan.

[   ] (h) Does not apply to the Employer's Plan.

[   ] (i) Applies in modified  form to the  Employer's  Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

SPECIAL ACCRUAL REQUIREMENTS FOR MATCHING CONTRIBUTIONS. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the
Advisory  Committee,  unless  otherwise  specified in Option (l), will apply any
Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement
Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s): (Choose (j) or at least one of (k) or (l))

[ X ] (j) No additional conditions.

[   ] (k) The  Participant  is not a Highly  Compensated  Employee  for the Plan
          Year. This Option (k) applies to: (Choose (1) or (2))

          [ ] (1) All matching contributions.

          [ ] (2) Matching  contributions  described in Option(s)  __________ of
                  Adoption Agreement Section 3.01.

[   ] (l) (Specify) . -----------------------

          3.15 MORE THAN ONE PLAN LIMITATION. If the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals: (Choose (a), (b) or (c))

          [ ] (a) The product of:

          (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code ss.415), times (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code ss.415).

[ X ] (b) The total Excess Amount.

[   ] (c) None of the Excess Amount.

          3.18 DEFINED BENEFIT PLAN LIMITATION.

APPLICATION  OF  LIMITATION.  The  limitation  under  Section  3.18 of the Plan:
(Choose (a) or (b))

[ X ] (a) Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[   ] (b) Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (Choose (1) or (2))

          [ ] (1) The Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

          [ ] (2) Its   contribution  or allocation on behalf of the Participant
                  to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[Note: If the Employer selects (a), the remaining options in this Section 3.18 do not apply to the Employer's Plan.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (Choose (c) or at least one of (d) or (e)) [X]
(c) No modifications.

[   ] (d) For Non-Key Employees  participating  only in this Plan, the top heavy minimum  allocation  is the minimum  allocation  described  in Section
          3.04(B) determined by substituting _________% (not less than 4%) for "3%," except: (Choose (i) or (ii))

          [ ] (i) No exceptions.

          [ ] (ii) Plan Years in which the top heavy ratio exceeds 90%.

[   ] (e) For Non-Key Employees also  participating in the defined benefit plan, the top heavy minimum is: (Choose (1) or (2))

          [ ] (1) 5% of Compensation (as determined under Section 3.04(B) or the Plan) irrespective of the contribution rate of any Key Employee, except: (Choose (i) or (ii))

               [ ](i)  No exceptions.

               [ ](ii) Substituting  "7 1/2%" for "5%" if the top  heavy  ratio does not exceed 90%.

          [ ] (2) 0%.  [Note:  The  Employer  may  not  select  this  Option (2)
                  unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code ss.416 for these Non-Key Employees.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: N/A.

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code ss.416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

          4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan: (Choose (a) or
(b); (c) is available only with (b))

[ X ] (a) Does not permit Participant nondeductible contributions.

[   ] (b) Permits Participant nondeductible  contributions,  pursuant to Section
          14.04 of the Plan.

[   ] (c) The following portion of the Participant's nondeductible contributions for the Plan Year are mandatory contributions under Option (i)(3) of Adoption Agreement Section 3.01: (Choose (1) or (2))

          [ ] (1) The amount which is not less than:______________________.

          [ ] (2) The amount which is not greater than:


ALLOCATION   DATES.   The  Advisory   Committee   will  allocate   nondeductible
contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (Choose (d) or (e))

[   ] (d) No other allocation dates.

[   ] (e) (Specify)_________________________________.

As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

          4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory

Contributions Account, if any, prior to his Separation from Service: (Choose (a) or at least one of (b) through (d))

[   ] (a) No distribution options prior to Separation from Service.

[   ] (b) The same distribution options applicable to the Deferral Contributions
          Account prior to the Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.

[   ] (c) Until he retires, the Participant has a continuing election to receive all or any portion of his Mandatory  Contributions Account if: (Choose
          (1) or at least one of (2) through (4))

          [ ] (1) No conditions.

          [ ] (2) The mandatory contributions have accumulated for at least Plan
                  Years since the Plan Year for which contributed.

          [ ] (3) The Participant suspends making nondeductible contributions for a period of months.

          [ ] (4) (Specify)__________________________ .

[  ]] (d) (Specify)________________________.

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

          5.01  NORMAL  RETIREMENT.  Normal  Retirement  Age  under the Plan is:
(Choose (a) or (b)) [ X ] (a) 59 1/2 [State age, but may not exceed age 65].

[   ] (b) The  later of the date  the  Participant  attains_____________________
          (_____) years of age or the (_____) anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]

          5.02  PARTICIPANT  DEATH OR  DISABILITY.  The 100%  vesting rule under
Section 5.02 of the Plan: (Choose (a) or choose one or both of (b) and (c))

[   ] (a) Does not apply.

[ X ] (b) Applies to death.

[ X ] (c) Applies to disability.

          5.03 VESTING SCHEDULE.

DEFERRAL     CONTRIBUTIONS      ACCOUNT/QUALIFIED     MATCHING     CONTRIBUTIONS
ACCOUNT/QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT/MANDATORY CONTRIBUTIONS ACCOUNT. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account. REGULAR MATCHING CONTRIBUTIONS ACCOUNT/EMPLOYER
CONTRIBUTIONS ACCOUNT. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule: (Choose (a) or (b); (c) and (d) are available only as additional options)

[   ] (a) Immediate  vesting.  100%  Nonforfeitable  at all  times.  [Note:  The
          Employer must elect Option (a) if the eligibility conditions under Adoption Agreement Section 2.01(c) require 2 years of service or more than 12 months of employment.]

[ X ] (b) Graduated Vesting Schedules.

          TOP HEAVY SCHEDULE                        NON TOP HEAVY SCHEDULE
              (MANDATORY)                                (OPTIONAL)
         -------------------                         ----------------------
  Years of                   Nonforfeitable        Years of       Nonforfeitable
   Service                     Percentage           Service        Percentage
  --------                   ---------------       --------      ---------------
Less than 1                   0                 Less than 1           0
1                            20                    1                 20
2                            40                    2                 40
3                            60                    3                 60
4                            80                    4                 80
5                           100                    5                100
6 or more                   100%                   6                100
                                                   7 or more        100%

[   ] (c) Special vesting election for Regular Matching  Contributions  Account.
          In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (Choose (1) or (2))

          [ ] (1) 100% Nonforfeitable at all times.

          [ ] (2) In   accordance   with the vesting  schedule  described in the
                  addendum to this Adoption Agreement, numbered 5.03(c). [Note: If the Employer elects this Option (c)(2), the addendum must designate the applicable vesting schedule(s) using the same format as used in Option (b).]

[Note: Under Options (b) and (c)(2), the Employer must complete a Top Heavy Schedule which satisfies Code ss.416. The Employer, at its option, may complete a Non Top Heavy Schedule. The Non Top Heavy Schedule must satisfy Code ss.411(a)(2). Also see Section 7.05 of the Plan.]

[N/A](d) The Top Heavy Schedule under Option (b) (and, if applicable, under Option (c)(2)) applies: (Choose (1) or (2))

          [ ] (1) Only in a Plan Year for which the Plan is top heavy.

          [ ] (2) In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [Note: The Employer may not elect Option (d) unless it has completed a Non Top Heavy Schedule.]

MINIMUM VESTING. (Choose (e) or (f))

[ X ] (e) The Plan does not apply a minimum vesting rule.

[   ] (f) A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $ or his entire Accrued Benefit, even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (Choose (g) or (h))

[   ] (g) Subject to the vesting election under Options (a), (b) or (c).

[   ] (h) 100% Nonforfeitable at all times, irrespective of the vesting election under


           Options (b) or (c)(2).

      5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in Section 5.04(C) of the Plan: (Choose (a) or (b))

[   ] (a)  Does  not  apply.

[ X ] (b)  Will  apply to determine  the  timing  of  forfeitures  for 0% vested
           Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

      5.06 YEAR OF SERVICE - VESTING.

VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))

[ X ] (a)  Plan Years.

[   ] (b)  Employment  Years.  An Employment  Year is the 12  consecutive  month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (Choose (c) or (d))

[ X ] (c)  1,000 Hours of Service.

[   ] (d)  _________ Hours of Service.  [Note: The Hours of  Service requirement may not exceed 1,000.]

      5.08 INCLUDED  YEARS  OF  SERVICE - VESTING. The   Employer   specifically
           excludes the following Years of Service: (Choose (a) or at least one of (b) through (e))

[   ] (a)  None other than as specified in Section 5.08(a) of the Plan.

[   ] (b)  Any  Year of  Service  before  the  Participant  attained  the age of
           ___________(_____). [Note: The  age  selected may not exceed age 18.]

[   ] (c)  Any Year of Service during the period the Employer  did not  maintain this Plan or a predecessor plan.

[ X ] (d)  Any Year of  Service  before a Break in Service   if  the number   of
           consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[   ] (e)  Any Year of Service  earned prior to the  effective  date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI

                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE SS.411(D)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code ss.411(d)(6) protected benefits. To the extent the elections would eliminate a Code ss.411(d)(6) protected benefit, see Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

      6.01 TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE. A distribution date under the Plan means any business day of the Plan Year coincident with or next following date of termination after appropriate forms are completed and received. [Note: The Employer must specify the appropriate date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan. The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose (a), (b), (c),
(d) or (e))

[   ] (a) _______________ of the ____________________ Plan Year  beginning after the Participant's Separation from Service.

[   ] (b) _________________________________________ following  the Participant's
          Separation from Service.

[   ] (c) ______________________________ of  the Plan Year after the Participant incurs ______________ Break(s) in Service (as defined in Article V).

[   ] (d) _________________________________________  following the Participant's attainment of Normal Retirement Age, but not earlier than ____________ days following his Separation from Service.

[ X ] (e) (Specify) Any business day of the Plan Year coincident with or next following date of termination.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY.  The distribution date, subject to Section  6.01(A)(3),  is: (Choose
(f), (g) or (h))

[   ] (f) _________________________________ after  the   Participant  terminates
          employment because of disability.

[ X ] (g) The same as if the Participant had terminated employment without disability.

[   ] (h) Specify) ___________________________________.

HARDSHIP. (Choose (i) or (j))

[ X ] (i) The Plan does not permit a hardship distribution to a Participant who has separated from Service.

[   ] (j) The Plan  permits a  hardship distribution  to a  Participant  who has separated from Service in accordance with the hardship distribution policy stated in: (Choose (1), (2) or (3))

      [ ] (1) Section 6.01(A)(4) of the Plan.

      [ ] (2) Section 14.11 of the Plan.

      [ ] (3) The addendum to this Adoption Agreement, numbered Section 6.01.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (Choose (k), (l) or (m))


[   ] (k) Treats  the  default  as  a distributable  event. The  Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable
          Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

[ X ] (l) Does not treat the default as a distributable event. When an otherwise distributable event first occurs pursuant to Section 6.01 or
          Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[   ] (m) (Specify) ___________________________________________.

     6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b), (c), (d) and (e))

[ X ] (a) No  modifications.

[   ] (b) Except  as  required  under  Section  6.01 of the  Plan,  a   lump sum
          distribution  is not available:

[   ] (c) An installment distribution: (Choose (1) or at least one of (2) or
          (3))

      [ ] (1) Is not available under the Plan.

      [ ] (2) May  not  exceed   the  lesser  of  years  or the  maximum  period
              permitted under Section 6.02.

      [ ] (3) (Specify) _________________________________________.

[   ] (d) The Plan permits the following annuity options:

          Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See
          Section 6.04(E). [Note: The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.02(d).]

[   ] (e) If    the  Plan  invests  in   qualifying  Employer   securities,   as
          described in Section 10.03(F), a Participant eligible to elect distribution under Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 6.02(e).

     6.03 BENEFIT PAYMENT ELECTIONS.

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one of (a) through (c))

[   ] (a) As of any distribution date, but not earlier than ____ of the ________
          Plan Year beginning after the Participant's Separation from Service.

[ X ] (b) As  of  the  following  date(s):  (Choose at least one of  Options (1)
          through (6))

      [ ] (1) Any distribution date after the close of the Plan Year in which the Participant attains Normal Retirement Age.

      [X] (2) Any distribution date following his Separation from Service with the Employer.

      [ ] (3) Any distribution date in the ______________ Plan Year(s) beginning after his Separation from Service.

      [ ] (4) Any distribution date in the Plan Year after the Participant incurs ____________________ Break(s) in Service (as defined in Article V).

      [ ] (5) Any   distribution   date   following   attainment   of  age   and
              completion of at least Years of Service (as defined in Article V).

      [ ] (6) (Specify) ___________________________________.

[   ] (c) (Specify) ____________________________________________.

      The  distribution  events  described in the election(s) made under Options
(a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - REGULAR MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service: (Choose (d) or at least one of (e) through (h))

[   ] (d) No distribution options prior to Separation from Service.

[   ] (e) Attainment of Specified  Age.  Until he retires, the Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (Choose
          (1) or (2))

      [ ] (1) Normal Retirement Age.
      [ ] (2) ___ years of age and is at least  100%  vested in these  Accounts.
              [Note: If the percentage is less than 100%, see the special vesting formula in Section 5.03.]

[   ] (f) After a Participant  has  participated in the Plan for a period of not less than ____ years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [Note: The number in the blank space may not be less than 5.]

[   ] (g) Hardship.  A Participant  may elect a hardship  distribution  prior to his Separation from Service in accordance with the hardship distribution policy: (Choose (1), (2) or (3); (4) is available only as an additional option)

      [ ] (1) Under Section 6.01(A)(4) of the Plan.

      [ ] (2) Under Section 14.11 of the Plan.

      [ ] (3) Provided in the addendum   to   this  Adoption Agreement, numbered
              Section 6.03.

      [ ] (4) In no event may a Participant receive a hardship distribution before he is at least 100% vested in these Accounts. [Note: If the percentage in the blank is less than 100%, see the special vesting formula in Section 5.03.]

[   ] (h) (Specify) _______________________________________________.

[Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options (b)(6), (c), (g)(3) or (h) of this Adoption Agreement Section 6.03.]

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - DEFERRAL CONTRIBUTIONS ACCOUNT, QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service: (Choose (i) or at least one of (j) through (l))

[   ] (i) No distribution options prior to Separation from Service.

[   ] (j) Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains: (Choose (1)  or
          (2))

      [ ] (1) The later of Normal Retirement Age or age 59 1/2.

      [ ] (2) Age _____ (at least 59 1/2).

[ X ] (k) Hardship.  A  Participant,  prior  to this  Separation  from  Service, may elect a  hardship  distribution  from  his  Deferral Contributions
          Account in accordance  with the hardship   distribution  policy  under
          Section 14.11 of the Plan.

[   ] (l) (Specify) ___________________________________________________________.
          [Note: Option (l) may not permit in service distributions prior to age 59 1/2 (other than hardship) and may not modify the hardship policy described in Section 14.11.]

SALE OF TRADE OR BUSINESS/SUBSIDIARY. If the Employer sells substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code ss.409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (Choose
(m) or (n))

[ X ] (m) Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

[   ] (n) As  if  he  has  a  Separation  from  Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code ss.401(k)(10) and the applicable Treasury regulations.

     6.04 ANNUITY   DISTRIBUTIONS  TO PARTICIPANTS  AND SURVIVING  SPOUSES.  The
annuity distribution requirements of Section 6.04: (Choose (a) or (b))

[ X ] (a) Apply only to a Participant  described in Section  6.04(E) of the Plan
          (relating to the profit sharing exception to the joint and survivor requirements).

[   ] (b) Apply to all Participants.

                                   ARTICLE IX

       ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

     9.10 VALUE OF PARTICIPANT'S  ACCRUED BENEFIT. If a distribution (other than
a  distribution   from  a  segregated   Account  and  other  than  a  corrective
distribution  described in Sections  14.07,

14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or (c))

[   ](a) 0%  per annum.  [Note: The percentage may equal 0%.]

[   ](b) The 90 day  Treasury  bill  rate in  effect  at the  beginning  of the current valuation period.

[ X ](c) (Specify) Actual investment return earned on individually directed accounts to date of distribution .

     9.11 ALLOCATION  AND  DISTRIBUTION OF NET INCOME GAIN OR LOSS.  Pursuant to
Section  14.12,  to  determine  the  allocation  of net  income,  gain or  loss:
(Complete only those items, if any, which are applicable to the Employer's Plan)

[ X ](a) For salary  reduction  contributions,  the  Advisory  Committee  will:

(Choose (1), (2), (3), (4) or (5))

      [X] (1) Apply Section 9.11 without modification.

      [ ] (2) Use  the  segregated  account approach described in Section 14.12.

      [ ] (3) Use the weighted  average  method    described  in Section  14.12,
              based  on  a Quarterly weighing period.

      [ ] (4) Treat as part of the relevant  Account at  the  beginning of the
              valuation   period _______% of the salary reduction contributions:
              (Choose (i) or (ii))

              [ ] (i)  made during that valuation period.

              [ ] (ii) made by the following specified time: __________________.

      [ ] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(a).

[ X ] (b) For matching  contributions, the Advisory Committee will: (Choose (1),
          (2), (3) or (4))

      [X] (1) Apply Section 9.11 without modification.

      [ ] (2) Use the weighted average method described in Section 14.12, based on a Quarterly weighing period.

      [ ] (3) Treat  as  part of  the  relevant  Account at the beginning of the
              valuation   period   __________%   of  the  matching contributions
              allocated during the valuation period.

      [ ] (4) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(b).

[ X ] (c) For Participant nondeductible contributions, the Advisory Committee will: (Choose (1), (2), (3), (4) or (5))

      [X] (1) Apply Section 9.11 without modification.

      [ ] (2) Use the segregated account approach described in Section 14.12.

      [ ] (3) Use the weighted average method described in Section 14.12, based on a weighing period.

      [ ] (4) Treat as part of the relevant Account at the beginning of the valuation period __________% of the Participant nondeductible contributions: (Choose (i) or (ii))

              [ ] (i)  made during that valuation period.

              [ ] (ii) made by the following specified time: __________________.

      [ ] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(c).

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

     10.03 INVESTMENT POWERS.  Pursuant  to  Section  10.03[F]  of the Plan, the
aggregate   investments  in  qualifying  Employer securities and  in  qualifying
Employer real property: (Choose (a) or (b))

[   ] (a)  May not exceed 10% of Plan assets.

[ X ] (b)  May not exceed 100% of Plan assets. [Note:  The  percentage  may  not exceed 100%.]

     10.14 VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose (a) or (b))

[   ] (a)  No other mandatory valuation dates.

[ X ] (b)  (Specify)  December 31.

                             EFFECTIVE DATE ADDENDUM
                              (RESTATED PLANS ONLY)

      The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (Choose whichever elections apply)

[   ] (a) COMPENSATION  DEFINITION.  The  Compensation  definition  of   Section
          1.12 (other than the 200,000 limitation) is effective for Plan Years beginning after _______________. [Note: May not be effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if applicable.]

[   ] (b) ELIGIBILITY  CONDITIONS. The  eligibility  conditions   specified   in
          Adoption   Agreement  Section  2.01  are  effective  for  Plan  Years beginning after ________________________.

[   ] (c) SUSPENSION  OF  YEARS OF SERVICE.  The  suspension of Years of Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after .

[   ] (d) CONTRIBUTION/ALLOCATION  FORMULA.  The  contribution  formula  elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after ________________________.

[   ] (e) ACCRUAL  REQUIREMENTS.  The  accrual requirements of Section  3.06 are effective  for Plan Years  beginning  after _________________________.

[   ] (f) EMPLOYMENT  CONDITION.  The employment condition  of  Section  3.06 is effective  for Plan Years  beginning  after _________________________.

[   ] (g) ELIMINATION OF NET PROFITS.  The  requirement  for the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after ___________________. [Note: The date specified may not be earlier than December 31, 1985.]

[   ] (h) VESTING  SCHEDULE.  The  vesting schedule  elected   under    Adoption
          Agreement Section 5.03 is effective  for  Plan  Years  beginning after
          ___________________.

[   ] (i) ALLOCATION  OF  EARNINGS.  The special  allocation  provisions elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning after ____________________.

[   ] (j) (Specify) ___________________________________________________________.

      For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

      The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this ____day of _________ 19 ___.

Name and EIN of Employer: Executive Telecard LTD.      EIN:  13 - 3486421
                          -----------------------


Signed: __________________________________________________



Name(s) of Trustee: Diane Kime, Anne Haas and Allen Mandel

Signed: __________________________________________________



Signed: __________________________________________________



Signed: __________________________________________________

Name of Custodian:   N/A
                     ---

Signed: __________________________________________________

[Note: A Trustee is mandatory, but a Custodian is optional. See Section 10.03 of the Plan.]

PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Regional Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

RELIANCE ON NOTIFICATION LETTER. The Employer may not rely on the Regional Prototype Plan Sponsor's notification letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                             FIRST AMENDMENT TO THE
               EXECUTIVE TELECARD LTD. 401(K) PROFIT SHARING PLAN

WHEREAS; Executive Telecard Ltd., dba Eglobe, (the "Employer") maintains the Executive Telecard Ltd. 401(k) Profit Sharing Plan (the "Plan"), and;

WHEREAS; Article XIII, Section 13.02 of the Plan gives the Employer the right to amend the Plan at any time, and;

WHEREAS; the Employer would like to amend the Plan at this time, effective as of April 1, 1998;

NOW, THEREFORE; be it resolved; that the Employer amends the Plan as follows:

Article I, Section 1.17 is changed to read as follows:

     "1.17     PLAN YEAR/LIMITATION YEAR.

PLAN YEAR.  Plan Year means:(Choose (a) or (b))

     [X] (a) The 12 consecutive  month period ending every December 31.  A short
             Plan Year will occur from April 1, 1998 through December 31, 1998.

     [ ] (b) Other ____________________________________."

All other provisions of the Plan shall remain unchanged.

Signed this _________ day of ____________________, 1998.



                                  Executive Telecard Ltd. (dba Eglobe) President

                             SECOND AMENDMENT TO THE

               EXECUTIVE TELECARD LTD. 401(K) PROFIT SHARING PLAN

WHEREAS; Executive Telecard Ltd., dba Eglobe, (the "Employer") maintains the Executive Telecard Ltd. 401(k) Profit Sharing Plan (the "Plan"); and

WHEREAS; Article XIII, Section 13.02 of the Plan gives the Employer the right to amend the Plan at any time; and

WHEREAS; the Employer would like to amend the Plan at this time, effective June 17, 1999;

NOW, THEREFORE; be it resolved; that the Employer amends the Plan to read as follows:

(first paragraph)  "The undersigned,  eGlobe,  Inc.  ("Employer"),  by executing this Adoption Agreement elects to become a participating Employer in the Milliman & Robertson, Inc. Defined
                   Contribution Prototype Plan (basic plan document #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan."

Section 1.03 "PLAN. The name of the Plan as adopted by the Employer is the eGlobe, Inc. 401(k) Profit Sharing Plan & Trust."


All other provisions of the Plan shall remain unchanged.




Signed this _________  day of July, 1999.



                                  ----------------------------------------------
                                  Executive Telecard Ltd. (dba Eglobe) President